Exhibit 10.01

ELEVENTH AMENDMENT
TO
LETTER OF CREDIT AGREEMENT
dated as of
APRIL 10, 2019
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
The Lenders Party Hereto
and
MIZUHO BANK, LTD.,
as Issuing Bank and Administrative Agent

ELEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT (this “Eleventh Amendment”) dated as of April 10, 2019, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); MIZUHO BANK, LTD. (formerly known as Mizuho Corporate Bank, Ltd.), as administrative agent (in such capacity, the “Administrative Agent”) and as Issuing Bank; and the undersigned Lender (collectively, the “Lenders”).
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Letter of Credit Agreement dated as of June 5, 2012 (as amended, the “Reimbursement Agreement”), pursuant to which the Issuing Bank and the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of June 5, 2012 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Administrative Agent, the Issuing Bank, and the Lenders have agreed to amend certain provisions of the Reimbursement Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Reimbursement Agreement. Unless otherwise indicated, all references to Sections and Articles in this Eleventh Amendment refer to Sections and Articles of the Reimbursement Agreement.

Section 2.Amendments to Reimbursement Agreement.

2.1    Amendment to Section 1.01. Section 1.01 of the Reimbursement Agreement is hereby amended to delete the definition of “Maturity Date” in its entirety and replace it with the following:

“Maturity Date means June 5, 2020.”

2.2    Amendment to Schedule 3.12. Schedule 3.12 (Subsidiaries) is hereby deleted in its entirety and replaced with Schedule 3.12 attached hereto.

Section 3.Conditions Precedent. This Eleventh Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Reimbursement Agreement) (the “Effective Date”):

3.1    The Administrative Agent, the Issuing Bank, and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Eleventh Amendment on or prior to the Effective Date.

3.2    The Administrative Agent shall have received from the Borrower, the MLP, the Subsidiary Guarantor, the Issuing Bank and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Eleventh Amendment signed on behalf of such Persons.

3.3    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4    No Default shall have occurred and be continuing, after giving effect to the terms of this Eleventh Amendment.

Section 4.Miscellaneous.

4.1    Confirmation. The provisions of the Reimbursement Agreement, as amended by this Eleventh Amendment, shall remain in full force and effect following the effectiveness of this Eleventh Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Eleventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Reimbursement Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Reimbursement Agreement, as amended by this Eleventh Amendment; and (d) represents and warrants to the Administrative Agent, the Issuing Bank, and the Lenders that as of the date hereof, after giving effect to the terms of this Eleventh Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3    Loan Document. This Eleventh Amendment is a “Loan Document” as defined and described in the Reimbursement Agreement and all of the terms and provisions of the Reimbursement Agreement relating to Loan Documents shall apply hereto.

4.4    Counterparts. This Eleventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eleventh Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5    NO ORAL AGREEMENT. THIS ELEVENTH AMENDMENT, THE REIMBURSEMENT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6    GOVERNING LAW. THIS ELEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:    NuStar GP, Inc., its General Partner

By:    /s/ Thomas R. Shoaf
Name:    Thomas R. Shoaf
Title:     Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:    NuStar GP, LLC, its General Partner

By:    /s/ Thomas R. Shoaf
Name:    Thomas R. Shoaf
Title:     Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NuStar Pipeline Company, LLC its General Partner

By:    /s/ Thomas R. Shoaf
Name:    Thomas R. Shoaf
Title:     Executive Vice President and Chief Financial Officer

MIZUHO BANK, LTD.
(formerly known as Mizuho Corporate Bank, Ltd.),
as Issuing Bank, as Administrative Agent, and as a Lender

By:     /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

SCHEDULE 3.12
Subsidiaries

Subsidiary	Jurisdiction of Organization	Restricted/ Unrestricted/Material	Ownership Percentage
Bicen Development Corporation N.V.	Netherlands	Restricted	100%
Cooperatie NuStar Holdings U.A.	Netherlands	Restricted	100%
LegacyStar Services, LLC	Delaware	Restricted	100%
NS Security Services, LLC	Delaware	Restricted	100%
NuStar Burgos, LLC	Delaware	Restricted	100%
NuStar Caribe Terminals, Inc.	Delaware	Restricted	100%
NuStar Energy Services, Inc.	Delaware	Restricted	100%
NuStar Finance LLC	Delaware	Restricted	100%
NuStar GP Holdings, LLC	Delaware	Restricted	100%
NuStar GP, Inc.	Delaware	Restricted	100%
NuStar GP, LLC	Delaware	Restricted	100%
NuStar Holdings B.V.	Netherlands	Restricted	100%
NuStar Internacional, S de R.L. de C.V.	Mexico	Restricted	100%
NuStar Logistics, L.P.	Delaware	Restricted - Material	100%
NuStar Permian Crude Logistics, LLC	Delaware	Restricted	100%
NuStar Permian Holdings, LLC	Delaware	Restricted	100%
NuStar Permian Transportation and Storage, LLC	Delaware	Restricted - Material	100%
NuStar Pipeline Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Holding Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Operating Partnership L.P.	Delaware	Restricted - Material	100%
NuStar Pipeline Partners L.P.	Delaware	Restricted	100%
NuStar Refining, LLC	Delaware	Restricted	100%
NuStar Services Company LLC	Delaware	Restricted	100%
NuStar Supply & Trading LLC	Delaware	Restricted	100%
NuStar Terminals Canada Co.	Canada	Restricted	100%
NuStar Terminals Canada Holdings Co.	Canada	Restricted	100%
NuStar Terminals Canada Partnership	Canada	Restricted	100%
NuStar Terminals Corporation N.V.	Curacao	Restricted	100%
NuStar Terminals Delaware, Inc.	Delaware	Restricted	100%
NuStar Terminals International N.V.	Curacao	Restricted	100%
NuStar Terminals Marine Services N.V.	Netherlands	Restricted	100%
NuStar Terminals New Jersey, Inc.	Delaware	Restricted	100%
NuStar Terminals N.V.	Netherlands	Restricted - Material	100%
NuStar Terminals Operations Partnership L.P.	Delaware	Restricted	100%
NuStar Terminals Partners TX L.P.	Delaware	Restricted	100%
NuStar Terminals Services, Inc.	Delaware	Restricted	100%
NuStar Terminals Texas, Inc.	Delaware	Restricted	100%
NuStar Texas Holdings, Inc.	Delaware	Restricted	100%
Point Tupper Marine Services Co.	Canada	Restricted	100%
Riverwalk Holdings, LLC	Delaware	Restricted	100%
Riverwalk Logistics, L.P.	Delaware	Restricted	100%

Subsidiary	Jurisdiction of Organization	Restricted/ Unrestricted/Material	Ownership Percentage
Saba Company N.V.	Netherlands	Restricted	100%
Seven Seas Steamship Company (Sint Eustatius) N.V.	Netherlands	Restricted	100%
Shore Terminals LLC	Delaware	Restricted	100%
ST Linden Terminal, LLC	Delaware	Restricted	100%
Star Creek Ranch, LLC	Delaware	Restricted	100%